Exhibit 99.1

ORAMED PHARMACEUTICALS INC. ISSUES PHASE IIB STUDY INITIATION UPDATE LETTER TO SHAREHOLDERS

JERUSALEM, April 28, 2015

Oramed Pharmaceuticals Inc. (NASDAQ: ORMP) (http://www.oramed.com),

Dear Friends, Shareholders and Associates,

I am very excited to announce that we are on the threshold of initiating our much-awaited Phase IIb clinical trial for oral insulin (ORMD-0801) and the treatment of type 2 diabetes.  Our goal is to commence the trial in the coming weeks.  This clinical trial will be our largest and most comprehensive study to date and marks a significant milestone for the company, literally putting us in a different place.

The Phase IIb study will build directly on the success of our two Phase IIa studies which were completed in 2014.  This study will be significantly larger in scope and design than the prior studies so as to demonstrate both efficacy and safety as primary endpoints.

I am happy to share, that the study has already received Institutional Review Board (IRB) approval and we plan on submitting the study’s protocol to the Federal Drug Administration (FDA) in the coming month of May, which will be followed soon thereafter by study enrolment.  We are positioned for an efficient recruitment process, having successfully recruited over 30 clinical sites, which include some of the most prestigious clinics and investigators in the United States.

We look forward to embarking on this important next step and, as usual, we will keep you abreast as this study progresses.

Sincerely,

Nadav Kidron, CEO

Forward-looking statements:  This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, we are using forward-looking statements when we discuss our Phase IIb clinical trial for oral insulin and its significance to us,  including the scope, design and expected timing thereof, or when we discuss the timing of submitting the study’s protocol to the FDA,  These forward-looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates; competition from other pharmaceutical or biotechnology companies; and our ability to obtain additional funding required to conduct our research, development and commercialization activities. In addition, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; delays or obstacles in launching our clinical trials; changes in legislation; inability to timely develop and introduce new technologies, products and applications; lack of validation of our technology as we progress further and lack of acceptance of our methods by the scientific community; inability to retain or attract key employees whose knowledge is essential to the development of our products; unforeseen scientific difficulties that may develop with our process; greater cost of final product than anticipated; loss of market share and pressure on pricing resulting from competition; laboratory results that do not translate to equally good results in real settings; our patents may not be sufficient; and final that products may harm recipients, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission.

Company Contact
Oramed Pharmaceuticals
Ariella Vaystooch
Office: +972-2-566-0001 ext. 2
US: 1-718-831-2512 ext. 2
Email: ariella@oramed.com